BUSINESS COMBINATIONS AND INVESTMENTS - Assets Acquired and Liabilities Assumed (Details) - CAD ($) $ in Millions	Dec. 31, 2025	Dec. 31, 2024
Net assets acquired
Cash and cash equivalents recognised as of acquisition date	$ 3.6	$ 9.3
Net working capital, including cash acquired of $9.3 million and $6.9 million, respectively	(18.6)	6.1
Property and equipment	264.6	373.5
Intangible assets	356.5	105.0
Other long-term assets	3.3	0.0
Goodwill	386.2	119.8
Lease obligations	(4.5)	(0.4)
Other long-term liabilities	(2.3)	(2.4)
Landfill closure and post-closure obligations	(14.9)	(16.5)
Deferred income tax assets		6.1
Deferred income tax (liabilities) assets	(15.7)
Net assets acquired	954.6	591.2
Acquisition-date fair value of total consideration transferred
Non-cash consideration transferred	2.1	0.0
Cash paid	952.5	591.2
Total Consideration	$ 954.6	$ 591.2